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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2013

                              ADIA NUTRITION, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

             4041 MacArthur Blvd, Suite 175, Newport Beach, CA 92660
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (831) 241-4900

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

Adia Nutrition, Inc. (the "Company") filed a Notice of Termination of Registration on September 25, 2008 and therefore is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 (the "34 Act"). Nonetheless, the Company files this Current Report for the sole purpose of informing shareholders and the public of certain events. This filing is not intended to imply that the Company intends to become subject to the 34 Act or comply with any other disclosure or filing requirements thereof.

Adia Nutrition, Inc. announced in a previous filing that it is adopting a new corporate name, Homeland Forensics, Inc., that it has formed and intends to spin-out a subsidiary known as Public Startup Company, Inc. to enable secure Internet-based crowd funding, and that it has entered into a Letter of Intent to license the assets of its existing nutrition and probiotics business to LiveWire Ergogenics, Inc. (OTCQB: LVVV) in a revised strategy to maximize the value of its legacy business assets in the fields of security and forensics.

On April 2, 2013 the Securities and Exchange Commission published a Press Release clarifying rules for the use of social media and other electronic publications for the purpose of Regulation FD compliance. Pursuant to the guidelines for Regulation FD and Internet social media, the Company submits this update to provide a list of social media web pages and websites where investors and the public can expect to find important periodic announcements.

For a copy of the SEC Press Release on social media and Reg FD please visit:

http://www.sec.gov/News/PressRelease/Detail/PressRelease/1365171513574

Social Media

The Twitter handle or profile for CEO Jason Coombs is: @JasonCoombsCEO https://twitter.com/JasonCoombsCEO

The Twitter handle or profile for Homeland Forensics is: @forensics_inc https://twitter.com/forensics_inc

The Twitter handle or profile for Public Startup Company is: @PublicStartup https://twitter.com/PublicStartup

The Twitter handle or profile for our probiotics business is: @AdiaNutrition https://twitter.com/AdiaNutrition

The Twitter handle or profile for our probiotics licensee is: @EnergyChews https://twitter.com/EnergyChews

Homeland Forensics maintains a facebook page at:
https://www.facebook.com/HomelandForensics

Public Startup Company maintains a facebook page at:
https://www.facebook.com/PublicStartup

Our probiotics business maintains a facebook page at:
https://www.facebook.com/AdiaNutrition

Our probiotics business licensee maintains a facebook page at:
https://www.facebook.com/LiveWireEnergychews

Websites

http://www.homelandforensics.com
http://www.publicstartup.com
http://www.adianutrition.com
http://www.pivx.com
http://JOBS-ACT.COM

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 22, 2013

                                   Adia Nutrition, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer